Exhibit 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

         AMENDMENT,  dated  as of  August  9,  2000  (the  "Amendment"),  to the
Employment Agreement, dated as of February 1, 2000 (the "Agreement"), by and between THCG Ventures, LLC, a Delaware limited liability company (the "Company") and Evan Marks (the "Executive").

         WHEREAS, the Company and Executive desire to amend the Agreement pursuant to Section 11 thereof;

         NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. The first sentence of Section (b) of the Agreement is hereby amended to provide as follows:

         "The term of this Agreement shall commence on the Effective Date and, unless earlier terminated in accordance with Paragraph 5 hereof, shall terminate the day after the option to be awarded to the Executive under Paragraph 3(d) shall have completely vested (the "Initial Term")."

         2. Section 2(a) of the Agreement is hereby amended to read as follows:

                  "(a) During the Term, the Executive shall serve as President and Chief Executive Officer of the Company and as Executive Vice
         President and Chief Operating Officer of the Company's parent corporation, THCG, Inc. ("THCG"), and shall report to managing member of the Company (the "Managing Member") and the Board of Directors of THCG and, in his capacity as Executive Vice President and Chief Operating Officer of THCG, to the Chief Executive Officer of THCG.

         3. Section 2(b) of the Agreement is hereby amended to read as follows:

                  "(b)   The   Executive   shall   have   such   authority   and
         responsibility as is customary for such position or positions in businesses comparable in size and function, and such other responsibilities as may reasonable be assigned by the Managing Member, the Board of Director s of THCG or the Chief Executive Officer, as applicable."

         4. Section 3 of the Agreement is hereby amended by adding the following new Paragraph (d) thereto:

                  "(d) The Executive shall receive an option, to be awarded the effective date of the First Amendment hereto, to purchase 500,000 shares of the common stock of THCG at an exercise price equal to the fair market value of such common stock on the date of the award, but not greater than $5.00 per share. Such option shall vest pro-rata in twelve equal quarterly installments, with the first such quarterly installment vesting November 9, 2000. In the event the Executive's employment hereunder is terminated prior to the end of the Term by the Company without Cause pursuant to Paragraph 5(e) hereof, of by the

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         Executive for Good Reason  pursuant to Paragraph 5(e) hereof,  then any unvested  shares of common stock under the option  provided for in this
         Section 3(d) or under any other option then held by the Executive shall accelerate and become fully exercisable as of the date of such termination of employment. The option shall be granted under the 2000 THCG, Inc. Stock Incentive Plan and shall terminate on November 9,
         2010. The option shall be included in the Company's registration statement on Form S-8."

         5. Except as herein expressly amended, all terms and provisions of the Agreement are and shall remain in full force and effect.

         6. This  Amendment  shall be  governed  by the laws of the State of New
York.

         7. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        THCG, INC.

                                        By: /s/ Joseph D. Mark
                                            -----------------------------
                                        Name:  Joseph D. Mark
                                        Title: Co-Chairman of the Board
                                               and Chief Executive Officer

                                        EXECUTIVE

                                        /s/ Evan Marks
                                        ----------------------------------
                                            Evan Marks

                                        THCG VENTURES,LLC

                                        By: /s/ Michael Gegenheimer
                                           -------------------------------
                                        Name:  Michael Gegenheimer
                                        Title: Managing Director